                                              Oppenheimer GOLD AND SPECIAL MINERALS FUND
                                                 Supplement dated May 30, 2002 to the
                                                   Prospectus dated October 26, 2001

The Prospectus is changed as follows:

1.       The last sentence in the paragraph titled "WHAT DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus is deleted and replaced with the following:

       "The Fund can invest all of its assets in those  investments  and under normal market  conditions,  at least 80% of the
       Fund's net assets (plus borrowings) will be invested in those investments."

May 30, 2002                                                                    PS0410.022